Exhibit 10.1
                                    AGREEMENT


     This Agreement ("Agreement") is made and entered into by KAREN H. PRIESTER ("Priester") and CAPITAL BANK ("Bank"). Throughout the remainder of the Agreement, Priester and the Bank may be collectively referred to as "the parties."

     The Bank currently employs Priester as Chief Credit Officer. Priester desires to resign her employment effective April 25, 2005, and the Bank desires to accept such resignation, on the terms as described herein.

     In consideration of the above and the mutual promises set forth below, and other valuable consideration to which Priester otherwise is not entitled, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. RESIGNATION. Priester tenders her resignation from any and all positions
        -----------
with the Bank and any of its affiliated entities including Capital Bank Corporation, such resignation to be effective April 25, 2005, and the Bank accepts such resignation.

     2.  SEVERANCE  PAY.  The Bank will pay  Priester  severance  pay in a gross
         --------------
amount of $152,500 (less applicable withholdings) payable in a lump sum on the first regular payday after the revocation period set forth in paragraph 12 below expires.

     3. GROUP  HEALTH/DENTAL.  The Bank will  reimburse  Priester  for the COBRA
        --------------------
premiums that she actually pays to continue her coverage under the Bank's group medical and dental plans during the 12 month period immediately following the effective date of her resignation ("Severance Period") provided, however, that if Priester becomes eligible for coverage under another employer's group health plan(s), the Bank's obligation for reimbursement will cease on the date that Priester becomes eligible for such other coverage. Nothing in this Agreement shall constitute a guarantee of COBRA continuation coverage or benefits. Priester shall be solely responsible for all obligations in electing COBRA continuation coverage and taking all steps necessary to qualify for such coverage.

     4.  ATTORNEY'S  FEES.  The Bank will issue a check payable to Lynn Fontana,
         ----------------
Esq. in the amount of $20,000 and issue a Form 1099.

     5. ACCRUED VACATION. The Bank will pay Priester for any accrued but untaken
        ----------------
2005 vacation days.

     6. The compensation and benefits afforded under this Agreement are in lieu of any other compensation or benefits, including but not limited to bonus or incentive compensation, to which Priester otherwise might be entitled.

     7. CORPORATION INFORMATION,  PROPERTY AND ASSISTANCE. Priester shall not at
        -------------------------------------------------
any time after her employment terminates disclose, use or aid third parties in obtaining or using any confidential or proprietary Bank or Capital Bank Corporation (collectively, for the purpose of this paragraph 7 and paragraph 9 below the "Corporation") information. Confidential or proprietary information is information relating to the Corporation or any aspect of its business which is not generally available to the public, the Corporation's competitors, or other third parties, or ascertainable through common sense or general business or technical knowledge. Nothing in this Agreement shall relieve Priester from any obligations under any previously executed confidentiality, proprietary information or secrecy agreements.

     All records, files or other materials maintained by or under the control, custody or possession of the Corporation or its agents in their capacity as such shall be and remain the Corporation's property. Priester shall return all Corporation property (including, but not limited to, credit cards; keys; computer hardware and software; records, files, documents, company manuals, and other documents in whatever form they exist, whether electronic, hard copy or otherwise and all copies, notes or summaries thereof) which she received in connection with her employment with the sole exception of the company car which currently is assigned to her, the title to which the Bank will transfer to her for no additional consideration.

     Priester agrees to cooperate with and assist the Corporation in any way that the Corporation may reasonably request. If requested by the Corporation, this cooperation and assistance shall include, but shall not be limited to, assisting in the transition of Priester's duties and responsibilities to others; meeting with Corporation advisors and representatives; providing complete and truthful information regarding her employment with the Corporation and other matters arising during her employment with the Corporation or concerning any former or current employee of the Corporation; preparing for and attending depositions, hearings, trials, administrative proceedings, and any other events or meetings; and advising the Corporation as soon as possible (and confirmed in writing) of any subpoena, deposition notice, or other court papers served on or provided to Priester regarding the Corporation or any matter relating to Priester's employment with Corporation; and of any efforts made by persons other than the Corporation or its legal advisors to contact Priester regarding any matters involving the Corporation. Corporation agrees to reimburse Priester for the travel, lodging, and other reasonable actual out-of-pocket expenses incurred on account of Corporation's request for cooperation from Priester. Corporation also shall reimburse Priester for documented loss of actual wages incurred on account of Corporation's request for cooperation from Priester at any time following the expiration of the Severance Period, on condition that, where practicable, Priester provides immediate and advance notice in writing to Corporation of the estimated amount of such loss of wages.

     8. NON-SOLICITATION. Priester expressly covenants and agrees that she shall
        ----------------
not, without the prior consent of the Bank, for the Severance Period, on her own or another's behalf, whether as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, directly or indirectly:

       (i) solicit or do business that is the same, similar to, or otherwise in competition with the business engaged in by the Bank from or with persons or entities who are customers of the Bank or who were customers of the Bank at any time during the last year of Priester's employment with the Bank; or

       (ii) employ, offer employment to, or otherwise solicit for employment, any employee or other person who is then currently an employee of the Bank or who was employed by the Bank during the last year of Priester's employment with the Bank.

     9.  CONFIDENTIALITY AND  NONDISPARAGEMENT.  The parties have not disclosed,
         -------------------------------------
and going forward will not disclose, the terms and conditions of this Agreement to third parties, except as required by law. Notwithstanding the above, Priester may reveal the terms and provisions of this Agreement only to members of her immediate family or to an attorney, tax or financial advisors whom she may consult for legal, tax or financial advice and the Corporation may only make such disclosures to Corporation personnel and advisors as may be necessary for such persons to perform their duties for the Corporation. Priester represents and warrants that since receiving this Agreement, she (i) has not made, and going forward will not make, disparaging, defaming or derogatory remarks about the Corporation or its services, business practices, directors, officers, managers or employees to anyone; nor (ii) taken, and going forward will not take, any action that may impair the relations between the Corporation and its vendors, customers, employees, or agents or that may be detrimental to or interfere with, the Corporation or its business. The Bank represents that since receiving this Agreement, it has not made, and going forward will not make, disparaging, defaming or derogatory remarks about Priester.

     10.  INDEMNITY.  Bank shall,  to the  fullest  extent  allowed  under North
          ---------
Carolina law, indemnify and hold harmless Priester of and from any and all liabilities, claims, losses, lawsuits, proceedings, demands, and costs (including reasonable attorneys' fees, costs, and expenses) incurred by Priester by reason of any claim or cause of action brought or asserted against Priester that arises out of or relates to Priester's performance of her duties as Chief Credit Officer at any time while in the Bank's employ. Priester or the Bank may recommend defense counsel, but the Bank reserves the right to approve of any defense counsel retained by Priester in connection with this paragraph, which consent shall not be unreasonably withheld. It is agreed that if Priester wishes to retain separate counsel to represent her at any depositions, hearings, trials, administrative hearings and other events or meetings referred to in paragraph 7, such separate counsel will be provided by the Bank pursuant to this paragraph 10. Any request for indemnity or counsel must be submitted in writing to the Chairman of the Board of Directors of the Bank.

     11. RELEASE.  In consideration of the benefits conferred by this Agreement,
         -------
PRIESTER (ON BEHALF OF HERSELF AND HER ASSIGNS, HEIRS AND OTHER REPRESENTATIVES) RELEASES THE BANK, ITS PREDECESSORS, SUCCESSORS AND ASSIGNS AND ITS AND/OR THEIR PAST, PRESENT AND FUTURE OWNERS, PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, EMPLOYEE BENEFIT PLANS (TOGETHER WITH ALL PLAN ADMINISTRATORS, TRUSTEES, FIDUCIARIES AND INSURERS) AND AGENTS ("RELEASEES") FROM ALL CLAIMS AND WAIVES
                                                           ---
ALL  RIGHTS  KNOWN OR  UNKNOWN,  SHE MAY HAVE OR CLAIM TO HAVE  RELATING  TO HER
---
EMPLOYMENT WITH THE BANK, ITS PREDECESSORS, SUBSIDIARIES OR AFFILIATES OR HER SEPARATION

THEREFROM  arising  before the  execution of the  Agreement,  including  but not
                                                                         -------
limited to claims:  (i) for  discrimination,  harassment or retaliation  arising
----------
under federal, state or local laws prohibiting age (including but not limited to claims under the Age Discrimination in Employment Act of 1967 (ADEA), as amended, and Older Workers Benefit Protection Act of 1990 (OWBPA)), sex, national origin, race, religion, disability, veteran status or other protected class discrimination, harassment or retaliation for protected activity; (ii) for compensation and benefits (including but not limited to claims under the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), Fair Labor Standards Act of 1934 (FLSA), as amended, and similar federal, state, and local law; (iii) under federal, state or local law of any nature whatsoever
(including but not limited to constitutional, statutory, tort, express or implied contract or other common law); and (iv) for attorneys' fees.

     Priester will not sue Releasees on any of the released claims or join as a party with others who may sue on any such claims and if Priester does not abide by this provision, then she will return all monies received under this Agreement and indemnify Releasees for all expenses they incur in defending the action. Additionally, Releasees will be relieved of its obligations hereunder. This covenant not to sue will apply to all released claims, except where prohibited by law.

     The Bank, on behalf of itself, its predecessors, successors and assigns, releases Priester from all claims, known or unknown, it may have, or claim to have, against her relating to her employment with the Bank and agrees not to sue Priester on any such claims. If the Bank does not abide by this provision, it will indemnify Priester for all expenses in defending the action and Priester will be relieved of her obligations hereunder. This covenant not to sue will apply to all released claims, except where prohibited by law.

     12.  RIGHT TO REVIEW AND  REVOKE.  The Bank  delivered  this  Agreement  to
          ---------------------------
Priester on April 25, 2005, and desires that she have adequate time and opportunity to review and understand the consequences of entering into it. Accordingly, the Bank advises her to consult with her attorney prior to executing it and that she has 21 days within which to consider it. Priester may revoke the Agreement during the seven (7) day period immediately following her execution of it. To revoke the Agreement, a written notice of revocation must be delivered to Grant Yarber, CEO, Capital Bank, 4901 Glenwood Avenue, Raleigh, NC 27612.

     13. REMEDIES.  Priester acknowledges that her material breach of paragraphs
         --------
7, 8, 9 and 11 could cause irreparable harm to the Bank for which legal remedies would be inadequate. Therefore, in addition to any legal or other relief to which the Bank may be entitled by virtue of Priester's material breach of these paragraphs: (i) the Bank will be released of its obligation under this Agreement to make any payments to Priester; (ii) the Bank may seek legal and equitable relief, including but not limited to preliminary and permanent injunctive relief; (iii) Priester will return all payments received pursuant to this Agreement; and (iv) Priester will indemnify the Bank for all expenses, including attorneys' fees, in seeking to enforce these paragraphs. In the event that the Bank exercises its rights to discontinue payments under this paragraph, Priester shall remain obligated to abide by the other provisions set forth in this Agreement.

     14. OTHER.  Except as expressly provided in this Agreement,  this Agreement
         -----
supersedes all other understandings and agreements, oral or written, between the parties and constitutes the sole agreement between the parties with respect to its subject matter. Each party acknowledges that no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement and no agreement, statement or promise not contained in the Agreement shall be valid or binding on the parties unless such change or modification is in writing and is signed by the parties. Priester's or the Bank's waiver of any breach of a provision of this Agreement shall not waive any subsequent breach by the other party. If a court of competent jurisdiction holds that any provision or sub-part thereof contained in this Agreement is invalid, illegal or unenforceable, that invalidity, illegality or unenforceability shall not affect any other provision in this Agreement.

     This Agreement is intended to avoid all litigation relating to Priester's employment with the Bank and her separation therefrom; therefore, it is not to be construed as either party's admission of any liability to the other - liability which both parties deny.

     This Agreement shall apply to, be binding upon and inure to the benefit of the parties' successors, assigns, heirs and other representatives and be governed by North Carolina law and the applicable provisions of federal law, including but not limited to ADEA.

                  [remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year written below.

     PRIESTER REPRESENTS THAT SHE HAS CAREFULLY READ THE ENTIRE AGREEMENT, UNDERSTANDS ITS CONSEQUENCES, AND VOLUNTARILY ENTERS INTO IT.



                                       /s/ Karen Priester            04/26/05
                                       --------------------------    --------
                                       KAREN H. PRIESTER               Date



                                       CAPITAL BANK


                                       By: /s/ B. Grant Yarber       04/26/05
                                          -----------------------    --------
                                                                       Date

                                       Title: President & CEO